UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2026

BKV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-42282	85-0886382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 17th Street, Suite 2100 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 375-9680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BKV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On September 9, 2026, BKV Corporation (the “Company”) issued a press release announcing its proposed offering of $400 million aggregate principal amount of its 1.625% convertible senior notes due 2031 (the “Notes”) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release announcing the offering of the Notes is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On September 9, 2026, the Company issued a press release announcing the pricing of the upsized offering of $500 million aggregate principal amount of the Notes. The Company has also granted to the initial purchasers an option to purchase additional Notes with an aggregate principal amount of up to $75 million. A copy of the press release announcing the pricing of the offering of the Notes is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Neither the Notes, nor any shares of Company common stock issuable upon conversion of the Notes, have been, nor will be registered under the Securities Act or any state securities laws, such securities may not be offered or sold in the United States except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 9, 2026, announcing the Notes offering.
99.2	Press Release, dated September 9, 2026, announcing the pricing of the Notes offering.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BKV Corporation

September 9, 2026	By:	/s/ David R. Tameron
David R. Tameron
Chief Financial Officer